Commitments and Contingencies	6 Months Ended
Jun. 30, 2026
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
18.	COMMITMENTS AND CONTINGENCIES

Purchase commitments

The Company has entered into one agreement for leasehold improvements on the office premises. As of June 30, 2026, the Company did not enter any new lease contract with any parties, the new commitment is nil.

Due to restrictions on the distribution of share capital from the Group’s PRC subsidiaries and also as a result of these entities’ unreserved accumulated losses, total restrictions placed on the distribution of the Group’s PRC subsidiaries’ net liabilities were $266.4 million, or 100% of total net assets as of December 31, 2025 and $ 274.3 million, or 100% of total net assets as of June 30, 2026.